Filed Pursuant to Rule 497(a)
File No. 333-256051
Rule 482AD Offering Notification

Great Elm Capital Corp. Announces Public Offering of Unsecured Notes

WALTHAM, Mass., June 16, 2021 – Great Elm Capital Corp. (the “Company” or “GECC”) (NASDAQ: GECC) announced today the commencement of an underwritten public offering of unsecured notes due 2026 (the “Notes”). The Notes are expected to be listed on The Nasdaq Global Market under the trading symbol “GECCO,” and to trade thereon within 30 days from the original issue date. The interest rate and other terms of the Notes will be determined by negotiations between the Company and the underwriters.

The Company expects to use the net proceeds from the offering to redeem all of its outstanding  6.50% notes due 2022 and to pay related fees and expenses and for general corporate purposes.

Oppenheimer & Co. Inc., B. Riley Securities, Inc., Janney Montgomery Scott LLC and Ladenburg Thalmann & Co. Inc. are acting as joint book-running managers for the offering.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission (the “SEC”) but has not yet been declared effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. The offering will be made only by means of a prospectus, copies of which may be obtained, when available, from:

Oppenheimer & Co. Inc.
85 Broad Street
New York, New York 10004
FixedIncomeProspectus@opco.com

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated June 15, 2021, which has been filed with the SEC, contains a description of these matters and other important information about the Company and should be read carefully before investing.

The information in this press release and the preliminary prospectus is not complete and may be changed.

About Great Elm Capital Corp.

Great Elm Capital Corp. is an externally managed, specialty finance company that seeks to generate current income and capital appreciation by investing in debt and income generating equity securities, including investments in specialty finance businesses. GECC elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are “forward-looking” statements within the meaning of the federal securities laws. These statements are often, but not always, made through the use of words or phrases such as “expect,” “anticipate,” “should,” “will,” “estimate,” “designed,” “seek,” “continue,” “upside,” “potential” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are: conditions in the credit markets, the price of GECC common stock, the performance of GECC’s portfolio and investment manager and risks associated with the economic impact of the COVID-19 pandemic on GECC and its portfolio companies. Information concerning these and other factors can be found in GECC’s  registration statement, its Annual Report on Form 10-K and other reports filed with the U.S. Securities and Exchange Commission. GECC assumes no obligation to, and expressly disclaims any duty to, update any forward-looking statements contained in this communication or to conform prior statements to actual results or revised expectations except as required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Media & Investor Contact:

Investor Relations
+1 (617) 375-3006
investorrelations@greatelmcap.com

Adam Prior
The Equity Group Inc.
+1 (212) 836-9606
aprior@equityny.com